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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 18, 2000

                                COTT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

            CANADA                       000-19914                 NONE
-------------------------------      ----------------     ----------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE         (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)            NUMBER)         IDENTIFICATION NUMBER)

              207 QUEEN'S QUAY WEST
                    SUITE 340
                 TORONTO, ONTARIO                        M5J 1A7
     ----------------------------------------           ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

        Registrant's telephone number, including area code (416) 203-3898

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Effective October 18, 2000, Concord Beverage LP (the "Company"), a Delaware limited partnership and wholly-owned, indirect subsidiary of Cott Corporation, completed the acquisition of the assets used in the private label carbonated and the "Vintage" brand beverage businesses (the "Assets") of Concord Beverage Company (the "Seller"), a Pennsylvania corporation. The acquisition was pursuant to (i) an Asset Purchase Agreement, dated as of October 18, 2000, by and between the Company and the Seller, and (ii) an Agreement of Sale, dated as of October 18, 2000, by and between the Company and the Seller.

     The consideration for the sale by Seller to the Company of the Assets was $71,663,763, subject to certain adjustments (the "Purchase Price"). A portion of the Purchase Price equal to $53,747,823 was paid to the Seller in cash on October 20, 2000. At the closing of this transaction, the Company delivered to the Seller two promissory notes, in the amounts of $7,166,376 and $10,749,564 respectively, for the remainder of the Purchase Price. Each of the promissory notes is due and payable on October 18, 2001. The Purchase Price was determined through negotiations between the parties. In order to fund this acquisition, the Company used cash on hand and drew from its credit facility dated as of August 19, 1999 with First Union National Bank, as administrative agent, National Bank of Canada, as Canadian agent, and certain other lending institutions. The Company intends to use the Assets in a manner similar to that of the Seller.

     On October 18, 2000, the Company issued a press release announcing the acquisition of certain assets of Concord Beverage Company, which is attached as
Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Business Acquired.

               Pursuant to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by amendment within 60 days after the date that this initial report on Form 8-K must be filed.

               (b)  Pro Forma Financial Information.

               Pursuant to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by amendment within 60 days after the date that this initial report on Form 8-K must be filed.

          (c)  Exhibits

               2.1+ Asset Purchase Agreement by and between Concord Beverage
                    Company and Concord Beverage LP, dated as of October 18,
                    2000.

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               2.2+ Agreement of Sale by and between Concord Beverage Company and Concord Beverage LP, dated as of October 18, 2000.

               99.1 Press Release.

+ In accordance with Item 601(b)(2) of Regulation S-K, the exhibits to this Exhibit have been omitted and a list briefly describing the exhibits is contained in the Exhibit. The Registrant will furnish supplementally a copy of any omitted exhibit to the Commission upon request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COTT CORPORATION


Date: October 31, 2000             By: /s/ Raymond P. Silcock
                                       -----------------------------------------
                                   Raymond P. Silcock
                                   Executive Vice President & Chief Financial
                                   Officer

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                                  EXHIBIT INDEX

2.1+ Asset Purchase Agreement by and between Concord Beverage Company and
     Concord Beverage LP, dated as of October 18, 2000.

2.2+ Agreement of Sale by and between Concord Beverage Company and Concord
     Beverage LP, dated as of October 18, 2000.

99.1 Press Release.

+ In accordance with Item 601(b)(2) of Regulation S-K, the exhibits to this Exhibit have been omitted and a list briefly describing the exhibits is contained in the Exhibit. The Registrant will furnish supplementally a copy of any omitted exhibit to the Commission upon request.